CLAYMORE EXCHANGE-TRADED FUND TRUST 2
Guggenheim China All-Cap ETF (“YAO”)
Guggenheim China Technology ETF (“CQQQ”)

Supplement to the currently effective Prospectus for the above-listed Funds:

The following is added immediately after the end of the last sentence of the seventh numbered paragraph in the section titled “Additional Information About the Funds’ Principal Investment Strategies and Principal Investment Risks—Index Construction: AlphaShares China All Cap Index” of the Prospectus for the above-listed Funds with respect to YAO:

Initial public offerings that meet all the eligibility criteria and fall within the top twenty stocks by capitalization of the Index will be added. Any addition will be funded on a pro-rata basis from the remainder of the Index, net of any deletions.  A security will be deleted from the Index immediately due to bankruptcy, acquisition, delisting or merger of the company by or into another company, spin-offs, tender offers or other similar corporate actions. At each quarter end, any security which has been continuously suspended or halted since the prior quarter will be deleted from the index at zero value. In the case of such deletions, including any relisting of suspended securities, no replacements will be made until the annual rebalance. Any proceeds resulting from the deletions will be invested on a pro-rata basis over the remainder of the Index, net of any additions.

The last four sentences of the eighth numbered paragraph in the section titled “Additional Information About the Funds’ Principal Investment Strategies and Principal Investment Risks—Index Construction: AlphaShares China Technology Index” of the Prospectus for the above-listed Funds with respect to CQQQ are deleted and replaced with the following:

A security will be deleted from the Index immediately due to bankruptcy, acquisition, delisting or merger of the company by or into another company, spin-offs, tender offers or other similar corporate actions. At each quarter end, any security which has been continuously suspended or halted since the prior quarter will be deleted from the Index at zero value. In the case of such deletions, including any relisting of suspended securities, no replacements will be made until the annual rebalance. Any proceeds resulting from the deletions will be invested on a pro-rata basis over the remainder of the Index, net of any additions.

Claymore Exchange-Traded Fund Trust 2
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

February 5, 2014	ETF-SUP6